UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 2, 2004

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its chapter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16162 Beach Boulevard Suite 100 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 848-3747

Chicago Pizza & Brewery, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Other Events and Regulation FD Disclosure

On September 2, 2004, BJ’s Restaurants, Inc. issued a press release announcing the appointment of Peter A. Bassi to the Board of Directors and the resignation of Steven C. Leonard from the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01. Exhibits

Exhibit No.	Description

99.1 *	Press Release dated September 2, 2004

*	This exhibit 99.1 is being furnished pursuant to Item 5.02, and is not deemed filed pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2004	BJ’S RESTAURANTS, INC.
(Registrant)

	By:	/s/ PAUL A. MOTENKO
Paul A. Motenko
Director, Co-Chief Executive Officer, Vice President and Secretary

	By:	/s/ JEREMIAH J. HENNESSY
Jeremiah J. Hennessy
Director, Co-Chief Executive Officer and President

	By:	/s/ LOUIS M. MUCCI
Louis M. Mucci
Chief Financial Officer and Director